UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE SELECT FUND

FORM N-Q

JULY 31, 2014

CLEARBRIDGE SELECT FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 94.3%
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 1.3%
Fox Factory Holding Corp.	9,352	$139,158	*

Hotels, Restaurants & Leisure - 1.6%
Bally Technologies Inc.	3,028	182,195	*

Internet & Catalog Retail - 3.0%
Priceline Group Inc.	150	186,367	*
TripAdvisor Inc.	1,558	147,761	*

Total Internet & Catalog Retail		334,128

Media - 2.8%
Lions Gate Entertainment Corp.	9,993	307,784

Specialty Retail - 5.6%
Advance Auto Parts Inc.	1,266	153,325
Lumber Liquidators Holdings Inc.	2,000	108,440	*
Ross Stores Inc.	3,490	224,756
Urban Outfitters Inc.	3,659	130,736	*

Total Specialty Retail		617,257

TOTAL CONSUMER DISCRETIONARY		1,580,522

CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.6%
Sprouts Farmers Market Inc.	2,042	62,301	*

ENERGY - 2.6%
Energy Equipment & Services - 2.6%
Oceaneering International Inc.	4,149	281,759

FINANCIALS - 5.2%
Banks - 1.9%
CIT Group Inc.	4,316	211,959

Capital Markets - 1.5%
Financial Engines Inc.	4,305	167,679

Diversified Financial Services - 0.1%
Primus Guaranty Ltd.	3,882	6,871	*

Real Estate Management & Development - 1.7%
CBRE Group Inc., Class A Shares	6,126	188,926	*

TOTAL FINANCIALS		575,435

HEALTH CARE - 12.4%
Biotechnology - 4.0%
Acorda Therapeutics Inc.	2,487	72,794	*
Alexion Pharmaceuticals Inc.	2,320	368,857	*

Total Biotechnology		441,651

Health Care Equipment & Supplies - 1.5%
Insulet Corp.	4,794	169,420	*

Health Care Providers & Services - 0.8%
Accretive Health Inc.	10,617	89,395	*

Health Care Technology - 2.1%
athenahealth Inc.	1,843	229,269	*

Life Sciences Tools & Services - 1.7%
Parexel International Corp.	3,415	182,908	*

See Notes to Schedule of Investments.

CLEARBRIDGE SELECT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.3%
Auxilium Pharmaceuticals Inc.	6,612	$132,372	*
Pacira Pharmaceuticals Inc.	1,268	116,656	*

Total Pharmaceuticals		249,028

TOTAL HEALTH CARE		1,361,671

INDUSTRIALS - 7.2%
Building Products - 1.0%
Trex Co. Inc.	3,990	112,319	*

Commercial Services & Supplies - 2.8%
Copart Inc.	9,113	304,192	*

Machinery - 0.9%
Chart Industries Inc.	1,338	101,755	*

Professional Services - 0.5%
RPX Corp.	3,480	54,288	*

Trading Companies & Distributors - 2.0%
H&E Equipment Services Inc.	6,130	221,783	*

TOTAL INDUSTRIALS		794,337

INFORMATION TECHNOLOGY - 46.2%
Internet Software & Services - 19.3%
Baidu Inc., ADR	1,321	285,402	*
comScore Inc.	1,971	71,330	*
Cornerstone OnDemand Inc.	7,113	297,608	*
E2open Inc.	9,386	151,865	*
GrubHub Inc.	4,249	154,196	*
LivePerson Inc.	18,652	219,721	*
Marketo Inc.	4,146	113,393	*
MercadoLibre Inc.	2,159	199,708
OPOWER Inc.	3,882	62,112	*
Trulia Inc.	4,971	300,895	*
Wix.com Ltd.	3,460	58,647	*
XO Group Inc.	18,360	205,081	*

Total Internet Software & Services		2,119,958

IT Services - 2.1%
ServiceSource International Inc.	17,888	79,244	*
Visa Inc., Class A Shares	744	156,991

Total IT Services		236,235

Software - 23.0%
Adobe Systems Inc.	2,750	190,052	*
Barracuda Networks Inc.	2,672	74,201	*
BroadSoft Inc.	7,761	189,368	*
Citrix Systems Inc.	4,386	297,064	*
FireEye Inc.	943	33,476	*
Fortinet Inc.	11,783	289,273	*
MicroStrategy Inc., Class A Shares	784	112,214	*
Monotype Imaging Holdings Inc.	10,950	327,295
Qualys Inc.	9,786	233,788	*
ServiceNow Inc.	2,195	129,066	*
Solarwinds Inc.	5,749	236,514	*
Tableau Software Inc., Class A Shares	2,838	184,470	*
Varonis Systems Inc.	5,394	113,706	*
Verint Systems Inc.	857	40,228	*
Zendesk Inc.	4,586	79,751	*

Total Software		2,530,466

Technology Hardware, Storage & Peripherals - 1.8%
Apple Inc.	2,093	200,028

TOTAL INFORMATION TECHNOLOGY		5,086,687

See Notes to Schedule of Investments.

CLEARBRIDGE SELECT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY			SHARES	VALUE
MATERIALS - 1.9%
Chemicals - 1.9%
Rockwood Holdings Inc.			2,624	$207,139

TELECOMMUNICATION SERVICES - 3.9%
Wireless Telecommunication Services - 3.9%
SBA Communications Corp., Class A Shares			4,035	431,463	*

TOTAL COMMON STOCKS (Cost - $8,364,432)				10,381,314

PREFERRED STOCKS - 2.2%
CONSUMER DISCRETIONARY - 0.9%
Media - 0.9%
Turn Inc., Series E			12,626	105,301	(a)(b)(c)

INFORMATION TECHNOLOGY - 1.3%
Software - 1.3%
AppDynamics Inc., Series E Shares			14,037	138,997	(a)(b)(c)

TOTAL PREFERRED STOCKS (Cost - $244,298)				244,298

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $8,608,730)				10,625,612

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 4.0%
Repurchase Agreements - 4.0%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 7/31/14 with RBS Securities Inc.; Proceeds at maturity - $323,885; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/40; Market value - $330,362)	0.050%	8/1/14	$323,884	323,884

Interest in $547,026,000 joint tri-party repurchase agreement dated 7/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $118,116; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/24 to 11/15/40; Market value - $121,659)	0.090%	8/1/14	118,116	118,116

TOTAL SHORT-TERM INVESTMENTS (Cost - $442,000)				442,000

TOTAL INVESTMENTS - 100.5% (Cost - $9,050,730#)				11,067,612
Liabilities in Excess of Other Assets - (0.5)%				(59,507)

TOTAL NET ASSETS - 100.0%				$11,008,105

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
FEI Co., Put (Premiums received - $3,555)	9/20/14	$75.00	15	$3,600

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$10,381,314	—	—	$10,381,314
Preferred stocks:
Consumer discretionary	—	—	$105,301	105,301
Information technology	—	—	138,997	138,997

Total long-term investments	$10,381,314	—	$244,298	$10,625,612

Short-term investments†	—	$442,000	—	442,000

Total investments	$10,381,314	$442,000	$244,298	$11,067,612

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$3,600	—	—	$3,600

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PREFERRED STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INFORMATION TECHNOLOGY		TOTAL
Balance as of October 31, 2013	—	—		—
Realized gain (loss)	—	—		—
Change in unrealized appreciation (depreciation)(1)	—	(0	)*	(0	)*
Purchases	$105,301	$138,997		$244,298
Sales	—	—		—
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—

Balance as of July 31, 2014	$105,301	$138,997		$244,298

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2014(1)	$—	$(0	)*	$(0	)*

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held written options with credit related contingent features which had a liability position of $3,600. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,249,320
Gross unrealized depreciation	(232,438)

Net unrealized appreciation	$2,016,882

During the period ended July 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	16	$5,072
Options written	77	16,754
Options closed	—	—
Options exercised	(30)	(9,381)
Options expired	(48)	(8,890)

Written options, outstanding as of July 31, 2014	15	$3,555

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

Primary Underlying Risk	Written Options, at value
Equity Risk	$3,600

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$480
Written options	2,352

†	At July 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014